UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2018
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P.O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2018, the Board of Directors of Kimberly-Clark Corporation elected Kimberly K. Underhill as the Corporation’s Group President, Kimberly-Clark North America, and today the Corporation announced that Larry P. Allgaier, the Corporation’s Group President, Kimberly-Clark North America, will depart the Corporation to pursue other opportunities. Mr. Allgaier will receive certain compensation and benefits consistent with the Corporation’s Severance Pay Plan.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    The Corporation held its 2018 Annual Meeting of Stockholders on May 10, 2018.

(b)
The stockholders (1) elected all of the company’s nominees for director, (2) ratified the selection of Deloitte & Touche LLP as our independent auditors for 2018 and (3) approved the compensation of our named executive officers on an advisory basis.

The final voting results on each of the matters submitted to a vote are as follows:

1.	Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Bergstrom	230,434,297	14,430,156	683,083	65,267,203
Abelardo E. Bru	237,760,664	7,077,433	709,450	65,267,203
Robert W. Decherd	237,443,886	7,412,116	691,546	65,267,203
Thomas J. Falk	231,060,569	10,412,739	4,074,228	65,267,203
Fabian T. Garcia	242,386,380	2,429,496	731,671	65,267,203
Michael D. Hsu	237,017,715	7,846,001	683,831	65,267,203
Mae C. Jemison, M.D.	237,558,749	7,365,735	623,063	65,267,203
James M. Jenness	239,703,523	5,159,457	684,566	65,267,203
Nancy J. Karch	239,380,480	5,527,356	639,711	65,267,203
Christa S. Quarles	243,663,310	1,228,301	655,936	65,267,203
Ian C. Read	240,986,478	3,845,630	715,439	65,267,203
Marc J. Shapiro	236,659,014	8,179,544	708,988	65,267,203
Michael D. White	243,394,820	1,335,437	817,291	65,267,203

2.	Ratification of Deloitte & Touche LLP as Independent Auditors for 2018:

Votes For	Votes Against	Abstentions
302,151,684	7,209,370	1,453,530

3.	Advisory Approval of Named Executive Officer Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
233,772,477	9,695,290	2,079,778	65,267,203

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	May 11, 2018	By:	/s/ Grant B. McGee
Grant B. McGee Vice President and Secretary